CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

DERIVED INFORMATION   11/05/04

$471,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Informati on on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Interest Only (Aggregate Collateral)

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	848
Total Outstanding Loan Balance	$203,644,420*	Min	Max
Average Loan Current Balance	$240,147	$46,320	$740,000
Weighted Average Original LTV	82.1%**
Weighted Average Coupon	6.92%	4.99%	9.73%
Arm Weighted Average Coupon	6.92%
Fixed Weighted Average Coupon	7.26%
Weighted Average Margin	6.28%	3.25%	9.13%
Weighted Average FICO (Non-Zero)	659
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.2%
% Fixed	01.8%
% of Loans with Mortgage Insurance	0.0%

*

Interest Only loans will comprise approximately $201,000,000 of the total collateral funded into the deal

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	1	396,000	0.2	4.99	80.0	689
5.01 - 5.50	13	4,209,165	2.1	5.34	79.9	666
5.51 - 6.00	58	19,072,412	9.4	5.89	82.2	676
6.01 - 6.50	154	39,317,065	19.3	6.31	80.4	662
6.51 - 7.00	275	63,616,505	31.2	6.82	81.3	661
7.01 - 7.50	180	39,778,253	19.5	7.31	82.2	656
7.51 - 8.00	103	23,776,565	11.7	7.77	85.5	645
8.01 - 8.50	38	7,715,747	3.8	8.28	86.6	650
8.51 - 9.00	20	4,552,180	2.2	8.76	84.8	632
9.01 - 9.50	3	481,956	0.2	9.20	79.5	631
9.51 - 9.73	3	728,573	0.4	9.61	92.1	576
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	2	879,000	0.4	8.11	69.1	517
526 - 550	2	343,200	0.2	8.80	77.3	527
551 - 575	12	2,969,388	1.5	7.37	75.3	565
576 - 600	56	11,385,063	5.6	7.38	83.1	591
601 - 625	143	33,862,063	16.6	6.98	82.4	614
626 - 650	201	46,256,504	22.7	6.97	82.3	640
651 - 675	167	39,404,803	19.3	6.87	82.7	663
676 - 700	131	34,445,168	16.9	6.88	81.5	686
701 - 725	66	16,448,054	8.1	6.63	82.1	712
726 - 750	38	9,886,979	4.9	6.61	82.4	738
751 - 775	24	6,637,548	3.3	6.77	81.9	760
776 - 800	4	711,650	0.3	7.57	90.2	790
801 - 813	2	415,000	0.2	7.32	85.5	806
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
46,320 - 50,000	2	95,820	0.0	8.47	85.2	690
50,001 - 100,000	60	4,975,890	2.4	7.35	82.9	644
100,001 - 150,000	181	23,156,672	11.4	7.07	81.9	657
150,001 - 200,000	158	27,704,873	13.6	7.05	82.3	653
200,001 - 250,000	119	26,713,018	13.1	6.95	81.5	650
250,001 - 300,000	96	26,523,209	13.0	6.95	82.7	657
300,001 - 350,000	74	23,983,680	11.8	6.90	81.4	657
350,001 - 400,000	64	23,830,842	11.7	6.78	82.7	673
400,001 - 450,000	32	13,573,021	6.7	6.79	83.7	664
450,001 - 500,000	30	14,310,995	7.0	6.68	81.1	677
500,001 - 550,000	8	4,105,950	2.0	7.17	86.8	654
550,001 - 600,000	15	8,768,800	4.3	6.95	81.4	641
600,001 - 740,000	9	5,901,652	2.9	6.55	79.5	667
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
34.880 - 50.000	5	828,500	0.4	7.14	44.5	598
50.001 - 55.000	1	230,000	0.1	6.95	52.9	639
55.001 - 60.000	3	1,055,000	0.5	7.83	58.0	562
60.001 - 65.000	3	1,060,000	0.5	6.76	63.7	612
65.001 - 70.000	8	2,450,300	1.2	6.77	68.3	638
70.001 - 75.000	19	5,406,018	2.7	6.96	74.2	638
75.001 - 80.000	599	139,800,336	68.6	6.80	79.9	664
80.001 - 85.000	42	10,960,168	5.4	6.90	84.3	640
85.001 - 90.000	81	21,413,108	10.5	7.13	89.7	652
90.001 - 95.000	54	14,144,705	6.9	7.37	94.6	658
95.001 - 100.000	33	6,296,285	3.1	7.84	99.9	643
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	72	16,758,082	8.2	7.35	81.2	666
0.50	1	151,200	0.1	6.75	80.0	636
1.00	49	13,073,713	6.4	7.20	80.5	664
1.75	50	16,487,640	8.1	6.64	82.0	659
2.00	520	124,640,650	61.2	6.87	82.1	657
2.75	1	308,739	0.2	5.88	95.0	654
3.00	152	31,320,347	15.4	6.95	83.0	658
5.00	3	904,050	0.4	7.56	92.2	653
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	437	103,437,032	50.8	6.79	83.6	645
Reduced	250	60,934,165	29.9	6.96	80.5	677
No Income/ No Asset	2	728,000	0.4	7.26	80.0	656
Stated Income / Stated Assets	159	38,545,224	18.9	7.21	80.9	666
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	796	192,893,964	94.7	6.89	82.0	657
Second Home	9	2,398,579	1.2	7.82	81.5	676
Investor	43	8,351,877	4.1	7.52	86.0	691
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	338	105,319,066	51.7	6.71	81.4	661
Nevada	67	14,775,748	7.3	7.12	81.2	660
Florida	60	12,975,814	6.4	7.43	85.6	651
Arizona	71	11,281,195	5.5	7.09	83.1	651
Oregon	62	10,764,273	5.3	6.97	83.9	656
Washington	48	8,210,977	4.0	6.92	82.3	662
Illinois	19	4,641,548	2.3	7.42	81.8	667
Colorado	24	4,453,742	2.2	7.24	81.1	646
Massachusetts	12	3,485,400	1.7	7.29	82.6	674
New York	11	3,278,780	1.6	7.03	82.8	674
Texas	17	3,078,422	1.5	7.29	83.3	695
Michigan	17	2,576,650	1.3	7.89	82.0	657
Minnesota	13	2,468,870	1.2	7.01	85.2	650
Virginia	9	2,071,800	1.0	6.75	84.8	636
Maryland	8	1,938,623	1.0	7.35	83.4	627
Other	72	12,323,515	6.1	7.01	81.7	642
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	613	145,075,855	71.2	6.89	81.8	667
Refinance - Rate Term	13	2,336,466	1.1	6.99	84.8	649
Refinance - Cashout	222	56,232,099	27.6	7.01	82.8	638
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	691	171,415,490	84.2	6.90	82.0	658
Arm 3/27	128	25,548,024	12.5	7.03	83.2	658
Arm 5/25	15	3,068,537	1.5	6.86	82.7	679
Fixed Rate	14	3,612,370	1.8	7.26	78.9	682
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	623	148,445,030	72.9	6.84	82.0	658
PUD	125	29,816,059	14.6	7.15	82.2	649
Condo	64	14,543,312	7.1	7.08	82.7	671
3-4 Family	23	7,141,100	3.5	7.27	82.7	692
2 Family	13	3,698,920	1.8	7.23	84.0	650
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	6	1,502,500	0.8	6.38	82.4	640
4.01 - 4.50	9	2,459,919	1.2	5.77	83.4	638
4.51 - 5.00	27	6,582,430	3.3	6.56	81.1	639
5.01 - 5.50	52	12,175,009	6.1	6.51	81.7	648
5.51 - 6.00	216	51,938,240	26.0	6.61	81.6	665
6.01 - 6.50	224	53,651,908	26.8	6.91	81.2	661
6.51 - 7.00	196	48,272,841	24.1	6.97	83.4	662
7.01 - 7.50	67	15,846,378	7.9	7.72	82.4	641
7.51 - 8.00	22	4,842,767	2.4	8.23	85.1	650
8.01 - 8.50	11	1,688,430	0.8	8.84	90.0	657
8.51 - 9.00	3	942,956	0.5	9.08	85.9	623
9.01 - 9.13	1	128,673	0.1	9.63	100.0	581
Total:	834	200,032,050	100.0	6.92	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	6	2,120,497	1.1	6.62	76.4	595
19 - 21	91	22,468,353	11.2	6.88	83.3	647
22 - 24	594	146,826,640	73.4	6.91	81.9	660
28 - 30	1	200,000	0.1	6.38	48.3	596
31 - 33	32	5,937,281	3.0	7.04	84.9	647
34 - 36	95	19,410,742	9.7	7.04	83.0	661
37 - 60	15	3,068,537	1.5	6.86	82.7	679
Total:	834	200,032,050	100.0	6.92	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.88 - 11.50	33	6,759,849	3.4	6.22	78.6	660
11.51 - 12.00	62	13,714,696	6.9	6.48	81.1	672
12.01 - 12.50	91	22,592,018	11.3	6.42	82.2	681
12.51 - 13.00	112	34,489,537	17.2	6.57	82.2	666
13.01 - 13.50	122	31,144,069	15.6	6.74	80.9	649
13.51 - 14.00	193	42,492,941	21.2	6.97	82.5	655
14.01 - 14.50	113	25,348,151	12.7	7.35	82.4	652
14.51 - 15.00	73	16,449,590	8.2	7.83	84.1	639
15.01 - 15.50	23	4,320,280	2.2	8.24	86.8	646
15.51 - 16.00	9	1,997,020	1.0	8.72	87.3	652
16.01 - 16.50	1	124,000	0.1	9.10	80.0	648
16.51 - 16.73	2	599,900	0.3	9.61	90.5	575
Total:	834	200,032,050	100.0	6.92	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	1	247,200	0.1	5.88	80.0	639
4.51 - 5.50	14	4,605,165	2.3	5.31	79.9	668
5.51 - 6.00	59	19,372,262	9.7	5.91	82.1	674
6.01 - 6.50	151	38,522,015	19.3	6.31	80.4	662
6.51 - 7.00	270	62,318,905	31.2	6.82	81.4	661
7.01 - 7.50	175	38,460,233	19.2	7.31	82.3	656
7.51 - 8.00	103	23,956,565	12.0	7.80	84.9	641
8.01 - 8.50	36	7,386,997	3.7	8.28	86.8	649
8.51 - 9.00	19	3,952,180	2.0	8.79	88.7	649
9.01 - 9.50	3	481,956	0.2	9.20	79.5	631
9.51 - 9.73	3	728,573	0.4	9.61	92.1	576
Total:	834	200,032,050	100.0	6.92	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	134,000	0.1	6.25	80.0	650
1.50	84	20,130,580	10.1	7.02	82.8	635
2.00	66	16,325,634	8.2	6.79	83.8	655
3.00	683	163,441,836	81.7	6.92	82.0	661
Total:	834	200,032,050	100.0	6.92	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	589	137,340,168	68.7	6.99	81.7	664
1.50	244	62,339,883	31.2	6.75	83.3	645
2.00	1	352,000	0.2	7.25	84.8	682
Total:	834	200,032,050	100.0	6.92	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	444	103,630,812	50.9	6.87	82.2	655
36	80	15,634,498	7.7	6.99	83.7	651
60	324	84,379,110	41.4	6.98	81.7	664
Total:	848	203,644,420	100.0	6.92	82.1	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Group 1 Interest Only

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	610
Total Outstanding Loan Balance	$120,848,103*	Min	Max
Average Loan Current Balance	$198,112	$46,320	$513,000
Weighted Average Original LTV	82.1%**
Weighted Average Coupon	6.99%	5.13%	9.73%
Arm Weighted Average Coupon	6.98%
Fixed Weighted Average Coupon	7.38%
Weighted Average Margin	6.28%	3.25%	9.13%
Weighted Average FICO (Non-Zero)	658
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	97.6%
% Fixed	02.4%
% of Loans with Mortgage Insurance	0.0%

*

Interest Only loans will comprise approximately $120,075,000 of the total collateral that will be funded into loan group 1 of the deal

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.13 - 5.50	6	1,066,269	0.9	5.38	80.5	671
5.51 - 6.00	33	7,549,732	6.2	5.90	81.7	669
6.01 - 6.50	106	21,573,025	17.9	6.30	80.7	662
6.51 - 7.00	202	40,700,876	33.7	6.81	80.7	661
7.01 - 7.50	136	26,637,874	22.0	7.33	82.4	654
7.51 - 8.00	83	16,448,266	13.6	7.76	85.2	651
8.01 - 8.50	28	4,631,852	3.8	8.25	86.5	653
8.51 - 9.00	11	1,389,580	1.1	8.86	90.2	665
9.01 - 9.50	3	481,956	0.4	9.20	79.5	631
9.51 - 9.73	2	368,673	0.3	9.69	84.5	545
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
512 - 525	1	279,000	0.2	6.99	90.0	512
526 - 550	2	343,200	0.3	8.80	77.3	527
551 - 575	6	1,305,388	1.1	7.70	72.9	564
576 - 600	35	6,472,444	5.4	7.35	81.3	590
601 - 625	85	17,918,040	14.8	6.92	82.4	615
626 - 650	159	30,063,614	24.9	7.02	82.2	639
651 - 675	138	27,450,051	22.7	7.03	82.6	662
676 - 700	90	17,531,699	14.5	7.00	81.6	686
701 - 725	51	10,784,015	8.9	6.62	82.3	711
726 - 750	24	4,565,179	3.8	6.78	81.8	738
751 - 775	15	3,290,973	2.7	6.86	81.5	762
776 - 800	2	429,500	0.4	7.60	87.0	791
801 - 813	2	415,000	0.3	7.32	85.5	806
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
46,320 - 50,000	1	46,320	0.0	7.90	80.0	732
50,001 - 100,000	41	3,326,415	2.8	7.45	83.7	656
100,001 - 150,000	162	20,870,818	17.3	7.07	81.8	660
150,001 - 200,000	140	24,578,939	20.3	7.03	82.1	654
200,001 - 250,000	109	24,570,968	20.3	6.94	81.7	651
250,001 - 300,000	92	25,464,209	21.1	6.92	82.8	660
300,001 - 350,000	52	16,546,334	13.7	6.88	81.4	664
350,001 - 400,000	5	1,840,800	1.5	6.90	82.0	665
400,001 - 450,000	5	2,127,100	1.8	7.44	82.9	698
450,001 - 500,000	2	963,200	0.8	6.57	80.0	682
500,001 - 513,000	1	513,000	0.4	7.50	95.0	670
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
34.880 - 50.000	4	588,500	0.5	7.14	43.5	588
50.001 - 55.000	1	230,000	0.2	6.95	52.9	639
55.001 - 60.000	2	455,000	0.4	6.79	56.2	617
60.001 - 65.000	2	410,000	0.3	7.18	61.7	592
65.001 - 70.000	5	1,197,800	1.0	6.82	69.8	614
70.001 - 75.000	10	1,996,286	1.7	6.90	73.8	648
75.001 - 80.000	446	88,219,104	73.0	6.89	79.9	662
80.001 - 85.000	28	5,539,822	4.6	7.24	84.5	640
85.001 - 90.000	48	9,689,359	8.0	7.12	89.7	655
90.001 - 95.000	34	7,187,347	5.9	7.32	94.7	655
95.001 - 100.000	30	5,334,885	4.4	7.72	100.0	649
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	55	11,477,760	9.5	7.39	81.5	671
0.50	1	151,200	0.1	6.75	80.0	636
1.00	35	6,402,917	5.3	7.35	82.2	658
1.75	32	8,144,470	6.7	6.74	81.3	660
2.00	381	75,254,986	62.3	6.94	82.1	657
2.75	1	308,739	0.3	5.88	95.0	654
3.00	105	19,108,032	15.8	6.95	82.6	657
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	295	56,681,360	46.9	6.86	84.0	644
Reduced	187	38,005,408	31.4	7.07	80.7	671
No Income/ No Asset	1	380,000	0.3	7.50	80.0	737
Stated Income / Stated Assets	127	25,781,335	21.3	7.16	80.1	669
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	582	115,050,930	95.2	6.97	82.1	657
Second Home	4	980,924	0.8	7.15	78.9	645
Investor	24	4,816,248	4.0	7.53	82.8	683
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	213	51,617,118	42.7	6.81	80.8	658
Nevada	53	10,558,533	8.7	7.14	80.8	661
Florida	49	9,317,694	7.7	7.21	86.1	650
Arizona	52	7,516,128	6.2	7.06	82.6	658
Washington	37	6,280,787	5.2	6.98	82.2	657
Oregon	44	6,196,194	5.1	6.85	84.0	661
Illinois	17	3,827,348	3.2	7.29	81.5	676
Massachusetts	12	3,485,400	2.9	7.29	82.6	674
Colorado	19	3,357,922	2.8	7.09	81.5	640
New York	9	2,577,655	2.1	7.04	81.6	682
Texas	15	2,224,022	1.8	7.42	84.5	685
Michigan	16	2,184,650	1.8	7.77	82.3	656
Minnesota	12	2,117,870	1.8	7.15	84.4	656
Virginia	7	1,329,900	1.1	6.81	84.7	625
Maryland	5	1,069,123	0.9	7.22	87.9	622
Other	50	7,187,761	5.9	7.06	83.4	656
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	441	86,887,801	71.9	6.97	81.7	664
Refinance - Rate Term	12	1,985,466	1.6	7.14	83.9	655
Refinance - Cashout	157	31,974,836	26.5	7.04	83.2	642
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	498	100,099,587	82.8	6.98	82.1	657
Arm 3/27	89	16,158,409	13.4	7.01	82.8	659
Arm 5/25	11	1,666,537	1.4	6.73	83.9	690
Fixed Rate	12	2,923,570	2.4	7.38	78.6	682
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	442	84,293,100	69.8	6.90	81.9	656
PUD	87	17,411,026	14.4	7.24	82.6	650
Condo	48	9,150,607	7.6	7.05	82.4	676
3-4 Family	21	6,742,400	5.6	7.25	82.3	689
2 Family	12	3,250,970	2.7	7.19	83.9	656
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	5	891,500	0.8	6.65	77.3	621
4.01 - 4.50	6	1,171,920	1.0	5.87	80.0	630
4.51 - 5.00	17	3,632,420	3.1	6.79	83.6	633
5.01 - 5.50	38	8,239,904	7.0	6.59	82.2	650
5.51 - 6.00	160	31,001,735	26.3	6.71	81.7	666
6.01 - 6.50	157	30,627,145	26.0	6.94	81.2	662
6.51 - 7.00	140	28,430,300	24.1	7.04	83.5	656
7.01 - 7.50	51	9,976,509	8.5	7.74	81.5	647
7.51 - 8.00	14	2,558,842	2.2	8.15	84.9	661
8.01 - 8.50	7	907,630	0.8	8.93	90.4	672
8.51 - 9.00	2	357,956	0.3	9.24	79.3	625
9.01 - 9.13	1	128,673	0.1	9.63	100.0	581
Total:	598	117,924,533	100.0	6.98	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	2	298,600	0.3	6.64	80.0	634
19 - 21	65	13,672,701	11.6	6.79	82.9	645
22 - 24	431	86,128,286	73.0	7.01	81.9	659
28 - 30	1	200,000	0.2	6.38	48.3	596
31 - 33	26	4,527,536	3.8	7.06	85.4	655
34 - 36	62	11,430,872	9.7	7.00	82.4	661
37 - 60	11	1,666,537	1.4	6.73	83.9	690
Total:	598	117,924,533	100.0	6.98	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.88 - 11.50	23	3,898,849	3.3	6.28	79.6	665
11.51 - 12.00	33	6,638,517	5.6	6.67	81.0	662
12.01 - 12.50	55	10,937,427	9.3	6.54	82.4	672
12.51 - 13.00	69	14,980,057	12.7	6.56	81.4	664
13.01 - 13.50	85	17,684,040	15.0	6.70	81.5	653
13.51 - 14.00	152	29,684,393	25.2	6.93	81.4	660
14.01 - 14.50	91	17,600,531	14.9	7.35	82.5	652
14.51 - 15.00	62	12,067,390	10.2	7.75	85.4	646
15.01 - 15.50	20	3,269,110	2.8	8.25	86.3	652
15.51 - 16.00	6	800,220	0.7	8.84	89.6	654
16.01 - 16.50	1	124,000	0.1	9.10	80.0	648
16.51 - 16.73	1	240,000	0.2	9.73	76.2	526
Total:	598	117,924,533	100.0	6.98	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	1	247,200	0.2	5.88	80.0	639
4.51 - 5.50	6	1,066,269	0.9	5.38	80.5	671
5.51 - 6.00	33	7,501,582	6.4	5.90	81.7	669
6.01 - 6.50	104	21,114,775	17.9	6.30	80.7	663
6.51 - 7.00	199	40,103,276	34.0	6.81	80.8	661
7.01 - 7.50	131	25,319,854	21.5	7.32	82.7	653
7.51 - 8.00	82	16,028,266	13.6	7.76	85.3	650
8.01 - 8.50	26	4,303,102	3.6	8.25	86.9	651
8.51 - 9.00	11	1,389,580	1.2	8.86	90.2	665
9.01 - 9.50	3	481,956	0.4	9.20	79.5	631
9.51 - 9.73	2	368,673	0.3	9.69	84.5	545
Total:	598	117,924,533	100.0	6.98	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	134,000	0.1	6.25	80.0	650
1.50	64	12,985,671	11.0	7.01	81.5	635
2.00	41	8,708,345	7.4	6.89	84.6	661
3.00	492	96,096,516	81.5	6.99	82.1	660
Total:	598	117,924,533	100.0	6.98	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	428	80,970,217	68.7	7.04	81.6	662
1.50	170	36,954,315	31.3	6.85	83.5	647
Total:	598	117,924,533	100.0	6.98	82.2	658

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	331	65,299,477	54.0	6.98	81.8	658
36	56	10,281,953	8.5	7.00	83.8	655
60	223	45,266,673	37.5	7.00	82.1	660
Total:	610	120,848,103	100.0	6.99	82.1	658

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Group 2 Interest Only

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  None of the mortgage loans provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	238
Total Outstanding Loan Balance	$82,796,318*	Min	Max
Average Loan Current Balance	$347,884	$49,500	$740,000
Weighted Average Original LTV	82.2%**
Weighted Average Coupon	6.83%	4.99%	9.53%
Arm Weighted Average Coupon	6.83%
Fixed Weighted Average Coupon	6.76%
Weighted Average Margin	6.28%	3.75%	8.74%
Weighted Average FICO (Non-Zero)	659
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.2%
% Fixed	00.8%
% of Loans with Mortgage Insurance	0.0%

*

Interest Only loans will comprise approximately $80,925,000 of the total collateral that will be funded into loan group 2 of the deal

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	1	396,000	0.5	4.99	80.0	689
5.01 - 5.50	7	3,142,897	3.8	5.32	79.7	665
5.51 - 6.00	25	11,522,680	13.9	5.89	82.5	680
6.01 - 6.50	48	17,744,039	21.4	6.33	79.9	661
6.51 - 7.00	73	22,915,629	27.7	6.84	82.3	661
7.01 - 7.50	44	13,140,379	15.9	7.28	81.7	662
7.51 - 8.00	20	7,328,299	8.9	7.81	86.1	632
8.01 - 8.50	10	3,083,895	3.7	8.31	86.8	646
8.51 - 9.00	9	3,162,600	3.8	8.72	82.5	618
9.51 - 9.53	1	359,900	0.4	9.53	100.0	608
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	1	600,000	0.7	8.63	59.4	520
551 - 575	6	1,664,000	2.0	7.10	77.3	567
576 - 600	21	4,912,619	5.9	7.41	85.4	592
601 - 625	58	15,944,024	19.3	7.04	82.4	614
626 - 650	42	16,192,890	19.6	6.88	82.4	640
651 - 675	29	11,954,752	14.4	6.49	83.0	663
676 - 700	41	16,913,470	20.4	6.75	81.4	686
701 - 725	15	5,664,039	6.8	6.64	81.6	713
726 - 750	14	5,321,800	6.4	6.45	83.0	738
751 - 775	9	3,346,575	4.0	6.69	82.3	758
776 - 792	2	282,150	0.3	7.53	95.0	787
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
49,500 - 50,000	1	49,500	0.1	9.00	90.0	650
50,001 - 100,000	19	1,649,475	2.0	7.15	81.4	619
100,001 - 150,000	19	2,285,854	2.8	7.11	83.3	635
150,001 - 200,000	18	3,125,934	3.8	7.19	83.8	647
200,001 - 250,000	10	2,142,050	2.6	7.04	79.4	643
250,001 - 300,000	4	1,059,000	1.3	7.55	79.8	589
300,001 - 350,000	22	7,437,346	9.0	6.94	81.5	643
350,001 - 400,000	59	21,990,042	26.6	6.77	82.8	673
400,001 - 450,000	27	11,445,921	13.8	6.66	83.9	657
450,001 - 500,000	28	13,347,795	16.1	6.69	81.1	676
500,001 - 550,000	7	3,592,950	4.3	7.12	85.7	652
550,001 - 600,000	15	8,768,800	10.6	6.95	81.4	641
600,001 - 740,000	9	5,901,652	7.1	6.55	79.5	667
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
47.06 -50.000	1	240,000	0.3	7.15	47.1	625
55.001 - 60.000	1	600,000	0.7	8.63	59.4	520
60.001 - 65.000	1	650,000	0.8	6.50	65.0	625
65.001 - 70.000	3	1,252,500	1.5	6.72	66.8	661
70.001 - 75.000	9	3,409,732	4.1	7.00	74.5	632
75.001 - 80.000	153	51,581,232	62.3	6.65	79.9	668
80.001 - 85.000	14	5,420,347	6.5	6.55	84.2	640
85.001 - 90.000	33	11,723,749	14.2	7.13	89.7	648
90.001 - 95.000	20	6,957,358	8.4	7.43	94.4	660
95.001 - 100.000	3	961,400	1.2	8.48	99.6	611
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	17	5,280,322	6.4	7.26	80.6	655
1.00	14	6,670,797	8.1	7.05	78.8	669
1.75	18	8,343,170	10.1	6.54	82.7	658
2.00	139	49,385,664	59.6	6.76	82.2	658
3.00	47	12,212,315	14.7	6.94	83.7	658
5.00	3	904,050	1.1	7.56	92.2	653
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	142	46,755,672	56.5	6.72	83.2	645
Reduced	63	22,928,757	27.7	6.78	80.1	688
No Income/ No Asset	1	348,000	0.4	6.99	80.0	567
Stated Income / Stated Assets	32	12,763,889	15.4	7.31	82.5	661
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	214	77,843,034	94.0	6.77	81.8	656
Second Home	5	1,417,655	1.7	8.28	83.3	696
Investor	19	3,535,629	4.3	7.51	90.4	702
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	125	53,701,948	64.9	6.62	82.1	665
Oregon	18	4,568,079	5.5	7.13	83.8	648
Nevada	14	4,217,215	5.1	7.07	82.2	659
Arizona	19	3,765,067	4.5	7.14	84.0	638
Florida	11	3,658,120	4.4	7.98	84.4	654
Washington	11	1,930,190	2.3	6.72	82.7	680
Georgia	6	1,357,794	1.6	7.19	80.3	620
Colorado	5	1,095,820	1.3	7.72	80.0	662
Connecticut	2	940,000	1.1	7.75	66.9	554
Maryland	3	869,500	1.1	7.50	77.9	634
Texas	2	854,400	1.0	6.96	80.0	719
Illinois	2	814,200	1.0	8.04	82.9	629
Virginia	2	741,900	0.9	6.63	85.0	655
New York	2	701,125	0.8	7.00	87.5	645
Hawaii	1	640,000	0.8	5.80	80.0	704
Other	15	2,940,960	3.6	6.95	84.0	631
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	172	58,188,054	70.3	6.77	82.1	670
Refinance - Rate Term	1	351,000	0.4	6.15	90.0	617
Refinance - Cashout	65	24,257,263	29.3	6.97	82.4	634
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	193	71,315,903	86.1	6.79	82.0	659
Arm 3/27	39	9,389,615	11.3	7.07	83.8	656
Arm 5/25	4	1,402,000	1.7	7.01	81.3	666
Fixed Rate	2	688,800	0.8	6.76	80.0	683
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	181	64,151,929	77.5	6.75	82.2	661
PUD	38	12,405,034	15.0	7.03	81.6	648
Condo	16	5,392,705	6.5	7.12	83.2	664
2 Family	1	447,950	0.5	7.50	85.0	608
3-4 Family	2	398,700	0.5	7.50	90.0	742
Total:	238	82,796,318	100.0	6.83	82.2	659

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.75 - 4.00	1	611,000	0.7	5.99	90.0	668
4.01 - 4.50	3	1,287,999	1.6	5.67	86.5	645
4.51 - 5.00	10	2,950,010	3.6	6.27	78.0	646
5.01 - 5.50	14	3,935,105	4.8	6.36	80.5	643
5.51 - 6.00	56	20,936,506	25.5	6.47	81.4	664
6.01 - 6.50	67	23,024,763	28.0	6.87	81.2	660
6.51 - 7.00	56	19,842,541	24.2	6.87	83.4	670
7.01 - 7.50	16	5,869,869	7.1	7.67	84.0	630
7.51 - 8.00	8	2,283,925	2.8	8.33	85.3	637
8.01 - 8.50	4	780,800	1.0	8.74	89.5	639
8.51 - 8.74	1	585,000	0.7	8.99	90.0	622
Total:	236	82,107,518	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	4	1,821,897	2.2	6.62	75.8	589
19 - 21	26	8,795,653	10.7	7.03	83.9	650
22 - 24	163	60,698,353	73.9	6.76	81.9	662
31 - 33	6	1,409,745	1.7	6.98	83.2	620
34 - 36	33	7,979,870	9.7	7.08	83.9	662
37 - 58	4	1,402,000	1.7	7.01	81.3	666
Total:	236	82,107,518	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.13 - 11.50	10	2,861,000	3.5	6.14	77.2	654
11.51 - 12.00	29	7,076,179	8.6	6.30	81.2	680
12.01 - 12.50	36	11,654,591	14.2	6.31	82.0	690
12.51 - 13.00	43	19,509,481	23.8	6.58	82.8	668
13.01 - 13.50	37	13,460,029	16.4	6.79	80.0	643
13.51 - 14.00	41	12,808,548	15.6	7.06	84.9	645
14.01 - 14.50	22	7,747,620	9.4	7.37	82.2	652
14.51 - 15.00	11	4,382,200	5.3	8.04	80.4	620
15.01 - 15.50	3	1,051,170	1.3	8.21	88.4	629
15.51 - 16.00	3	1,196,800	1.5	8.63	85.7	651
16.51 - 16.53	1	359,900	0.4	9.53	100.0	608
Total:	236	82,107,518	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.50	8	3,538,897	4.3	5.29	79.7	667
5.51 - 6.00	26	11,870,680	14.5	5.92	82.4	677
6.01 - 6.50	47	17,407,239	21.2	6.33	79.9	661
6.51 - 7.00	71	22,215,629	27.1	6.84	82.4	662
7.01 - 7.50	44	13,140,379	16.0	7.28	81.7	662
7.51 - 8.00	21	7,928,299	9.7	7.87	84.1	623
8.01 - 8.50	10	3,083,895	3.8	8.31	86.8	646
8.51 - 9.00	8	2,562,600	3.1	8.75	87.9	641
9.51 - 9.53	1	359,900	0.4	9.53	100.0	608
Total:	236	82,107,518	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	20	7,144,909	8.7	7.04	85.2	634
2.00	25	7,617,289	9.3	6.69	82.9	648
3.00	191	67,345,320	82.0	6.82	81.8	663
Total:	236	82,107,518	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	161	56,369,950	68.7	6.93	81.8	666
1.50	74	25,385,568	30.9	6.60	83.1	643
2.00	1	352,000	0.4	7.25	84.8	682
Total:	236	82,107,518	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	113	38,331,335	46.3	6.68	83.0	650
36	24	5,352,545	6.5	6.98	83.4	643
60	101	39,112,438	47.2	6.95	81.3	670
Total:	238	82,796,318	100.0	6.83	82.2	659

    *     Note, for second liens, CLTV is employed in this calculation.